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         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

                        SUPPLEMENT DATED JUNE 30, 2008 TO
                        PROSPECTUSES DATED APRIL 28, 2008

This Supplement is intended to supplement prospectuses dated April 28, 2008 for certain "VENTURE(R) VARIABLE ANNUITY," "VENTURE III(R) VARIABLE ANNUITY," "VENTURE VANTAGE(R) VARIABLE ANNUITY," and "VENTURE VISION(R) VARIABLE ANNUITY" Contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York before April 28, 2008.

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You should read this Supplement together with the current prospectus for the
Contract you purchase (the "annuity prospectus"), and retain both documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.
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This Supplement describes a change to the subadvisers of the underlying Small
Cap Opportunities Trust and U.S. Core Trust that correspond to the Variable Investment Options described in the annuity prospectuses.

SMALL CAP OPPORTUNITIES TRUST

Effective as of June 30, 2008, Invesco Aim Capital Management, Inc. ("AIM") will become a co-subadviser to the Small Cap Opportunities Trust joining Munder Capital Management ("Munder"). As a result, we revise the disclosure related to these subadvisers on page ii of the annuity prospectus as follows:

     INVESCO AIM CAPITAL MANAGEMENT, INC.
     MUNDER CAPITAL MANAGEMENT
       Small Cap Opportunities Trust (1)

     (1) The Small Cap Opportunities Trust is subadvised by Invesco Aim Capital Management, Inc. ("AIM") and Munder Capital Management ("Munder"), with each subadviser subadvising approximately one half of the assets of the Portfolio, although the actual percentage managed by each subadviser will vary, since the assets subadvised by each subadviser are not rebalanced daily.

In addition, we revise disclosure related to the Small Cap Opportunities Trust entitled "The Portfolios" to read as follows:

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit rider. (see "VI. Optional Benefits)

INVESCO AIM CAPITAL MANAGEMENT, INC.(1)
MUNDER CAPITAL MANAGEMENT (1)
       Small Cap Opportunities  Seeks long-term capital appreciation. To do
       Trust this, the Portfolio invests at least 80% of its net assets in equity securities, including convertible securities, of small-capitalization companies.

(1) The Small Cap Opportunities Trust is subadvised by Invesco Aim Capital Management, Inc. and Munder Capital Management, with each subadviser subadvising approximately one half of the assets of the Portfolio, although the actual percentage managed by each subadviser will vary, since the assets subadvised by each subadviser are not rebalanced daily.

U.S. CORE TRUST

Effective as of the time the net assets value is determined on June 27, 2008, in preparation of a proposed merger of the U.S. Core Trust into the Fundamental Value Trust, Davis Selected Advisers, L.P. will replace Grantham, Mayo, Van Otterloo & Co., LLC ("GMO") as subadviser of the U.S. Core Trust. As a result, we revise the disclosure related to these subadvisers on page ii of the annuity prospectus as follows:

                     DAVIS SELECTED ADVISERS, L.P.
                       U.S. Core Trust




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In addition, we revise disclosure related to the U.S. Core Trust entitled "The
Portfolios" to read as follows:

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit rider. (see "VI. Optional Benefits)

DAVIS SELECTED ADVISERS, L.P.
       U.S. Core Trust          Seeks a high total return.  To do this, the
                                Portfolio invests at least 80% of its net assets in investments tied economically to the U.S., and which are undervalued or have improving fundamentals.

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER AT 1-800-344-1029 OR IN NEW YORK STATE AT-1-800-551-2078. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

You should retain this Supplement for future reference.

                         SUPPLEMENT DATED JUNE 30, 2008

0608  333-71072    333-71074    033-46217
      333-70728    333-70864    333-83558
      333-70730    333-138846   333-61283
      333-70850    033-79112



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